Exhibit 99.1 Building a Leading ENT / Allergy Specialty Company Corporate Presentation December 12, 2018

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: potential benefits of XHANCE® and our EDS technology; potential drivers of future growth; potential benefits of our patient affordability programs; market access objectives; potential effects of INS market seasonality on XHANCE prescriptions; market opportunities; commercial strategies; potential benefits of DTC pilot; the initiation and timing of clinical trials for chronic sinusitis; and other statements regarding our future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: physician and patient acceptance of XHANCE; our ability to obtain, maintain and increase insurance coverage for XHANCE (market access); our ability to grow XHANCE prescriptions and become profitable; uncertainties and delays relating to the initiation, enrollment, completion and results of clinical trials; market opportunities for XHANCE may be smaller than we believe; unexpected costs and expenses; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise. This presentation and our accompanying remarks also contain estimates, projections, market research and other data generated by independent third parties and by us concerning our industry, XHANCE, brand awareness, market access, the estimated size of markets, the prevalence of certain medical conditions and the perceptions and preferences of patients and physicians. Information that is based on estimates, projections, market research or similar methodologies is inherently subject to uncertainties and actual events and circumstances may differ materially from events and circumstances reflected in this information. You are cautioned not to give undue weight to such information. 2

Emerging Growth Company with Approved Products BUILDING A LEADING ENT / ALLERGY SPECIALTY COMPANY XHANCE® presents a significant opportunity in the ENT/Allergy market with the current indication XHANCE offers “pipeline within a product” opportunities Additional business development expected to focus on leveraging ENT/Allergy infrastructure and expertise Aim to add value from technology applications outside the ENT/Allergy market by early development and/or licensing ~$220 million of cash as of September 30, 2018 3

Optinose EDS Technology is a Platform for Development Note: The Avanir License Agreement is expected to terminate on March 10, 2019. Optinose is evaluating options including seeking a new 4 license partner.

Chronic Rhinosinusitis (CRS) is an Attractive Market for XHANCE…with High Unmet Need

30 Million
US Adults suffer from CRS and up to 10 million of them have nasal polyps (NP)

9.75 Million
CRS patients seek physician care annually

3.5 Million
CRS patients treated by ENT/Allergy specialists

1.2 Million
NP patients treated by ENT/Allergy specialists

High Burden

- Disease persists for many years
- Significant quality of life impact (comparable to CHF, COPD, Angina)

Recognized Unmet Need

- **80% of patients** are frustrated with lack of symptom relief with standard inhaled nasal steroids (INS)
- **75% of physicians** believe INS nasal sprays do not work well because they do not sufficiently reach site of inflammation

Source: Palmer J et al . A cross-sectional population-based survey of the prevalence, disease burden, and characteristics of the US adult population with symptoms of chronic rhinosinusitis (CRS). Poster session presented at: 62nd Annual Meeting of the American Rhinologic Society; September 16-17, 2016; San Diego, CA. Optinose Market Research. Data on file.

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Optinose EDS Can Deliver Drug High & Deep in the Nose KEY TO TREATING CRS (W OR W/OUT POLYPS) Optinose EDS w/Exhalation Sinus drainage regions are key treatment targets Nasal Spray w/o Exhalation Intranasal steroids are TOPICALLY ACTING medications: Delivery to sites of chronic inflammation and nasal polyp origin is important 6

Optinose Key Priorities 7

XHANCE Launch Update

Encouraging Feedback From Xperience Patient Survey Patient responses prior to Month 2 refill from March - August 2018 Total Prior User of Prior User Respondents Flonase / Nasonex Budesonide Rinse (N=2,733) (n=820) (N=175) Patient Satisfaction 89% 90% 90% Experience Symptom Improvement 80% 79% 68% Prefer XHANCE 77% 82% 83% Recommend XHANCE to a Friend 92% 91% 87% Use without Difficulty 95% 95% 94% Note: in the same period that the 2,733 responses were received 402 patients declined the opportunity to respond to the survey to receive a second prescription for a $0 co-pay. 9

Examples of Positive XHANCE Physician Feedback* “The polyps were significantly reduced and patient symptoms improved. The results were dramatic.” - ENT *Testimonials and images reflect real life experience of those who have reported using XHANCE. However, they are individual results and results do vary. We do not claim that they are typical results that users will generally achieve. 10

Our Updated Patient Assistance Program Addresses Physician Perceptions Regarding Affordability and Access XTENDED Patient Support . $0 co-pay for initial Rx for all commercial patients . Maximum out of pocket of $30 for refills for covered commercial patients . Maximum out of pocket of $50 for non-covered commercial patients through preferred pharmacy network . Program design driven by patient willingness to pay research and physician willingness to prescribe research 11

Additional Commercial Updates Market Access . Nationally, we believe more than 75% of commercial lives are in a plan where XHANCE is covered in a Tier 3 formulary position* . Recently signed first Part D contract and expanding Medicaid coverage Writers . More than 3,800 physicians have written a prescription through November 2nd . Number of weekly prescribers growing week over week Direct to Consumer . Initiated pilot program in Q4 using digital-only approach for DTC * Source: Third party syndicated data and internal analyses as of November 1, 2018. Coverage is subject to change. 12

XHANCE Monthly Prescription Volumes New promotional materials and patient affordability program rolled out week of August 17 +42% XHANCE 5,000 4,880 4,000 3,450 3,440 3,360 3,191 3,081 3,000 2,225 2,000 1,000 806 0 Mar Apr May Jun Jul Aug Sep Oct Market TRx for Intranasal Steroids increased 10% from August 2018 to October 2018 13 Source Monthly prescription data from public sources and preferred pharmacy network.

XHANCE Weekly Prescription Volumes New promotional materials and patient affordability program rolled out week of August 17 1800 +18% +25% 4,900 +10% 1380 4,157 1322 3,327 1236 1200 1117 1124 3,030 1075 1004 962 910 893 811 830 841 749 712 714 698 639 664 611 600 600 0 Jul 06 Jul 13 Jul 20 Jul 27 Aug 03 Aug 10 Aug 17 Aug 24 Aug 31 Sep 07 Sep 14 Sep 21 Sep 28 Oct 05 Oct 12 Oct 19 Oct 26 Nov 02 Nov 09 Nov 16 Nov 23 Market TRx for Intranasal Steroids increased 4% and decreased 2% in the four week periods ended Oct. 26 and Nov. 23 respectively Note: the week ended November 23, 2018 includes the Thanksgiving holiday. 14 Source Weekly prescription data from public sources and preferred pharmacy network.

Investor Relations – NASDAQ: OPTN

Analyst Coverage[1]
BMO: Gary Nachman
Jefferies: David Steinberg
Cantor Fitzgerald: Brandon Folkes
Piper Jaffray: David Amsellem
RBC: Randall Stanicky

At 30 September 2018:

- ~$220 million in cash
- Long-term debt: $75 million
- 41.2 million common shares o/s
- 8.0 million options & warrants o/s

Optinose Investor Contact

Jonathan Neely, VP, Investor Relations and Business Operations
267-521-0531

investors@optinose.com www.optinose.com @optinose

1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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